SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-A

(Exact name of registrant as specified in its charter)


          NEW YORK                    333-11095                 36-7186340
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division
ONE FIRST NATIONAL PLAZA #0126
CHICAGO, ILLNOIS                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-A, a Trust created pursuant to the Pooling Agreement, dated February 25, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated October 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date October 15, 1997.

               Principal              Interest     Ending Balance

       Cede & Co. $1,086,387.66       $562,800.89  $115,229,836.02

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders date October 15, 1997


             Statement to Certificateholders (Page 1 of 2)


             Distribution Date:                   9/15/97       10/15/97

                    INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

             A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS



                    Investor Certificate Interest Distributed
4.898478     4.690007
                    Investor Certificate Interest Shortfall Distributed
             0.000000      0.000000
                    Remaining Unpaid Investor Certificate Interest Shortfall
                    0.000000      0.000000

                    Managed Amortization Period ? (Yes=1; No=0)
             1      1
                    Investors Certificate Principal Distributed
       11.087954    9.053231
                      Principal Distribution Amount               11.087954
       9.053231
                         Maximum Principal Payment                 31.923425
       30.444409
                         Alternative Principal Payment
11.087954    9.053231
                         Principal Collections less Additional Balances
             11.087954     9.053231
                      Investor Loss Amount Distributed to Investors
             0.000000      0.000000
                      Accelerated Principal Distribution Amount
       0.000000     0.000000
                      Credit Enhancement Draw Amount
0.00   0.00

                    Total Amount Distributed to Certificateholders (P & I)
                    15.986432     13.743238

             B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                    Beginning Investor Certificate Balance
"117,646,778.17 "   "116,316,223.68 "
                    Ending Investor Certificate Balance
"116,316,223.68 "   "115,229,836.02 "
                    Beginning Invested Amount
"117,646,778.17 "   "116,316,223.68 "
                    Ending Invested Amount                  "116,316,223.68"
      "115,229,836.02 "
                  Investor Certificateholder Floating Allocation Percentage
                    96.2631%      96.2220%
                    Pool Factor                    0.9693019    0.9602486
                    Liquidation Loss Amount for Liquidated Loans
             0.00   0.00
                    Unreimbursed Liquidation Loss Amount
       0.00  0.00

             C.     POOL INFORMATION
                    Beginning Pool Balance                 "122,213,793.93"
      "120,883,239.44 "
                    Ending Pool Balance                     "120,883,239.44"
      "119,796,851.78 "
                    Servicer Removals form the Trust (Section 2.06)
             0.00   0.00
                    Servicing Fee                  "50,922.41 "  "50,368.02"

             D.     INVESTOR CERTIFICATE RATE


                    Investor Certificate Rate                 5.802340%
5.806250%
                    LIBOR Rate                                5.652340%
5.656250%
                    Maximum Rate                             9.935562%
9.429644%

             E.     DELINQUENCY & REO STATUS


                    Delinquent 30-59 days
                        No. of Accounts                            9      20
                       Trust Balances                         "381,421.00 "
"654,130.19 "
                    Delinquent 60-89 days
                        No. of Accounts                            1      2
                       Trust Balances                "14,391.19 "  "54,999.11"
                    Delinquent 90+ days
                        No. of Accounts                            2      2
                       Trust Balances              "67,657.55 "  "67,657.55"
                    Delinquent 9+ Months
                        No. of Accounts                            0      0
                       Trust Balances                              0      0
                    REO
                        No. of Accounts                            0      0
                       Trust Balances                              0.00   0.00



             Statement to Certificateholders (Page 2 of 2)


             Distribution Date:                    9/15/97       10/15/97

          "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                    "this 09th day of  October, 1997"


                        Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                           as Servicer

                           _______________________________________


                            Sam Ilagan
                            Vice-President

                    Distribution List:





 Brain Sulker - Hall - Countrywide Home Loans






 "   Director, IPM - FSA"          Lupe Montero - Countrywide Home Loans


Barbara Grosse - First National Bank of Chicago
Richard Marron - Countrywide Home Loans


Ora Melamed - Prudential Securities
Dave Walker -Countrywide Home Loans



Margarette Carette - Moody's Investors Service
Jose Baltasar - Countrywide Home Loans
Gail Brennan - Standard & Poor's Corp.
Richard Phol- Countrywide Home Loans




                                          SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-A



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: October 31, 1997